The most efficient and most effective way to allocate capital to multi-family real estate Investor Presentation Southgate Towers March 2023 Miami Beach, FL

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaway: The foundation of outperformance is the AIR Edge… *our comparative advantage*…

1 …in operations[1]:

- Sustained Same Store blended lease growth in Q4, highest among peers, and YTD



9.7%
9.2%
9.5%
9.0%
8.4%
8.7%
January
February
New
Renewal
Blended

- Controllable operating expenses ("COE") declined 10 bps in 2022
  - -10 bps CAGR over 13-years
- In combination with our commitment to low G&A, AIR generates ~10% higher conversion of Same Store Revenue to Free Cash Flow[2] ("FCF") than the peers, a considerable and durable advantage
- Stable, motivated on-site teams with long tenure

2 …in capital allocation[1][3]:

- Class of 2021, now in Same Store, projected to contribute ~1% to total Same Store NOI growth in 2023
  - Expected NOI growth of >20% on annualized basis in the Class of 2022
- Portfolio significantly enhanced through recycling of 41% of GAV ($4.1B) since Separation
- "A-" quality portfolio with 3rd highest rents among peers

3 …in implication for 2023 prospects:

- More of the same… continuously improving operations, sourcing accretive growth, and maintaining already strong balance sheet
- AIR positioned to address:
  - Inflation that is "higher for longer" through efficiency in operations
  - Possible recession through high-credit residents with high propensity for renewal
  - Volatile interest rates through limited repricing risk and no refunding risk through Q2 2025

Upside:

- *17% of AIR GAV allocated to AIR Edge properties with higher growth*

Downside:

- *Diversification reduces exposure to fluctuation in economic cycle*

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Free Cash Flow Conversion defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow.
(3) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers.

1

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

① The AIR Edge drives attractive organic growth, and conversion of Same Store Revenue to FCF…

The AIR Edge is the cumulative result of our focus on resident selection, satisfaction, and retention, as well as relentless innovation in delivering best-in-class property management… by stable, well-paid and motivated teams on-site… resulting in AIR's comparative advantage

Free Cash Flow Conversion (%)(1)(2)

~10% higher rent growth required from peers to equal AIR's superior rate of conversion to Free Cash Flow


63.9%
66.8%
59.1%
60.9%
2021
2022
2021
2022
AIR
Peer Average

Free Cash Flow Growth (%)(1)(2)

Durable advantage from the AIR Edge, in combination with commitment to low overhead, compounds over time


123.6
121.3
100.1
2019
2020
2021
2022
AIR
Coastal
Sunbelt

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Free Cash Flow Conversion defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow. Please see appendix for additional detail.

2

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

② …making possible the opportunity for accretive growth

- **AIR targets ~30% of GAV in properties new to the AIR platform**

Class of 2021[(1)]
$726M acquisition cost;
~8% of AIR GAV

- Outperforming initial underwriting significantly; both revenue and NOI grew ~50% faster than Same Store in Q4 2022
- ~7% earn-in on 2022 leasing compares to ~5% in Same Store
- Expected to enhance SSNOI growth in 2023 by ~100 bps as part of Same Store portfolio



North Park
Chevy Chase, MD



Vaughan Place
Washington, DC



Huntington Gateway
Alexandria, VA



Capital Crescent
Bethesda, MD



City Center on 7th
Pembroke Pines, FL

Class of 2022[(1)]
$640M acquisition cost;
~6% of AIR GAV

- Underwritten at IRRs of >9% and performing ahead of expectations
- Expected NOI growth of >35% by Year 3 through application of the AIR Edge



Reserve at Coconut Point
Estero, FL



Watermarc
Miami, FL



Willard Towers
Washington, D.C.



District at Flagler Village
Fort Lauderdale, FL

Class of 2023[(1)]
$298M acquisition cost
~3% of AIR GAV

- Southgate Towers acquired in January 2023
- Property comprises 495-units and was gut rehabbed in 2016; located <1-mile from Flamingo Point in South Beach



Southgate Towers
Miami Beach, FL


2022 Change In Transacted Lease Rates (%)
23.7%
16.2%
20.9%
11.0%
22.3%
13.8%
New
Renewal
Blended
Class of 2021
Same Store

Expectation of NOI growth rates at ~2-3x market levels in years two to four on AIR's platform before reverting to long-term trends

(1) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers.

3

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

② ...with potential for future growth through paired trades...

- Source and cost of capital informed by $1.3B of dispositions in 2022 at long-term expected IRRs of <7%
- Use of capital to acquire properties with potential for expected IRRs of >9% driven by the AIR Edge

Investing at unlevered IRR spreads of >200 bps makes AIR agnostic on market conditions; by example:

Sources





- **$495M of gross proceeds from the New England portfolio sale in November 2022**
  - 1,314 units located in suburban New England
  - Average revenue per apartment home of $2,300
  - Average age of ~47 years
  - Trailing 12-month cap rate of 4.5%

Uses





- **$175M required equity for Southgate Towers**
  - $22M of OP units (neutralized through share repurchases) and $101M of assumed debt equates to $298M purchase price
  - 495 units located on Biscayne Bay in South Beach
  - Underwritten unlevered IRR at >10%
- **$317M of share repurchases in 2022**
  - Includes $22M to neutralize OP units in Southgate Towers acquisition
  - Average $39.49 represents unlevered IRR of >10%

Paired trade considerations:

- *Better markets*: Economic vibrancy of South Beach vs. economic growth drivers for suburban New England
- *Higher rents*: ~$800+ higher rents at Southgate
- *Condition*: Southgate average effective age of ~7 years vs. ~47 years in the New England portfolio
- *Supply*: South Beach has <190 units under construction per CoStar
- *Rule of law*: Boston mayor seeking to amend state preemption on rent control

Share repurchase observations:

- ~15% of capital deployed since 2021 used for share repurchases
- AIR expects to maintain a balanced allocation to share repurchases on new capital, subject to return hurdles
- OP units expected to be a helpful tool for acquisitions; AIR will seek to neutralize any issuance through repurchases

4

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

② …further enhancing AIR's high-quality portfolio

- 41% (~$4.1B) of GAV recycled in favorable markets since the Separation
- Residents are affluent with high credit scores, and high propensity to renew with AIR

Additional Q4 2022 Highlights
- GAV (A / B) = 55% / 45%
- Retention (A / B): 60.1% / 62.1%
- Rent-to-Income (A / B): 18.6% / 21.6%

		Aimco (Q4 2019 or 2019A)	AIR (Q4 2022 or 2022A)	*Change*	*All Peers Average / Observation[1]*
Residents	Average Household Income ($)	$165,000	$227,000 ✓	+38%	*<$150,000 in Q4 2022*
	Median Household Income ($)	$116,000	$158,000	+36%	*n/a*
	Retention (%)[2]	56.8%	61.1% ✓	+430 bps	*#1 among Peers*
	CSAT Score *(out of 5)*	4.30	4.26	-0.04	*n/a*
	Kingsley Index for customer satisfaction	*4.09*	*4.09*	0.00	*n/a*
	Note: AIR named Kingsley Elite Five in 2023, #2 among all operators and #1 for public REITs				
Portfolio	# Properties	124	75	-40%	*~250*
	# Apartment Homes	32,598	22,695	-30%	*~75,000*
	Average Revenue per Apartment Home[3]	$2,272	$2,750 ✓	+21%	*#3 among Peers*
	Activities in addition to Owner/Operator		*Focused*		*Other Activities*
	(Re-)Development ($M)[4]	$230	None	-$230M	*~4% of TEV*
	Mezzanine Investments ($M)[4]	$280	None	-$280M	*~1% of TEV*
Efficiency	Estimated 2023E Same Store NOI Margin (%)[5]	73.7%	74.9% ✓	+120 bps	*#1 among Peers*
	2022 Same Store Revenue to FCF Conversion (%)[6]	63.8%	66.8% ✓	+300 bps	*#1 among Peers*
	Gross G&A as % of GAV[7]		AIR Commitment: <18 bps ✓		*No commitment*
	Net G&A as % of GAV[7]		AIR Commitment: <15 bps		
	Corporate Governance Score (GSA)	36	68	+32 pts	*57*
Balance Sheet	Net Leverage / EBITDA (x)	7.6x	6.05x ✓	-1.6x	*4.6x*
	Refunding: Next 24-Months (% Total Debt)	15%	None	-15%	*14%*
	Repricing: Next 24-Months (% Total Debt)	15%	None	-15%	*n/a*
	Unencumbered Properties ($B)	$2.4	$7.6 ✓	$5.2	*n/a*
	Investment Grade Ratings: S&P / Moody's	BBB / n/a	BBB / Baa2		*A- / Baa1*

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Retention for ESS reflects the average retention in the prior four quarters.
(3) Reflects average monthly rental revenue for EQR, ESS, and MAA.
(4) (Re-)development for peers at total cost. Mezzanine Investments includes all commitments. TEV as of 12/31/2022.
(5) Based on peer guidance. Estimated 2023E Same Store NOI Margin reflects revenue and NOI guidance as applied to Same Store Revenue in Same Store NOI for 2022.
(6) Reflects 2022 GAAP financials as reported in company filings. Free Cash Flow Conversion % defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparability with peers may be impacted by high degrees of transaction activity and/or the inclusion of net G&A related to non-Same Store portfolio segments.
(7) Net G&A calculated by AIR to account for all costs, including overhead, net property management, non-real estate depreciation, and ordinary legal costs, with an offset from fees earned from providing these services to JV partners.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

③ Full Year 2023 Guidance

($ Amounts represent AIR Share)	2023 Range		2022
	Low	High	Actual
Same Store Operating Components of NAREIT FFO			
Revenue change compared to prior year	7.0%	9.0%	10.2%
Expense change compared to prior year	5.0%	6.5%	0.4%
NOI change compared to prior year	**7.3%**	**10.3%**	**14.0%**
Other Earnings			
Value of property acquisitions	$298M		$840M
Proceeds from dispositions, net	$50M		$1,300M
AIR Share of Capital Enhancements			
Capital Enhancements	$80M	$90M	$88M
Balance Sheet			
Year-end Net Leverage to Adj. EBITDAre	<6.0x		6.05x
Pro Forma FFO per share	**$2.35**	**$2.47**	**$2.41**

Additional 2023 Commentary

- **Same Store Revenue**
  - Earn-In from 2022 leasing activity: ~5%
    Loss-to-lease: ~2%
    Contribution from capital enhancements at unlevered IRR >10%: ~1%
    Revenue growth: ~8% (at the midpoint)
  - No assumed growth in market rents
  - Occupancy consistent with 2022
  - Continued improvement of bad debt, and expected return to typical levels around year-end
    - Gross bad debt has been at elevated amounts due to a portion of residents benefiting from governmental protections and court delays
    - This population has been reduced from ~1,000 at the start of 2022 to ~250 currently, and expected to decline to typical levels of ~50 by year-end 2023
    - Gross bad debt, *which excludes government assistance payments and former resident payments*, is trending favorably, but continues to be impacted by 2+ months delinquent residents
    - The decrease in delinquent resident population resulted in a reduction of our gross bad debt from 3.0% in Q1 2022 to 1.5% in Q4 2022
- **Same Store Expense**
  - COE expected to grow ~1%; 13-year track record of -10 bps CAGR
  - Higher growth in real estate tax due to (i) successful tax appeals in 2022 and (ii) catch-up in multi-year revaluations, primarily in PA and CO
  - Insurance premiums will be set in late Q1 2023; expect meaningful increase over 2022
- **External growth**
  - Class of 2021, now in Same Store, expected to contribute ~1% to SSNOI
  - Class of 2022 ahead of underwriting
  - Future acquisitions require a 200+ bps spread in unlevered IRR to AIR's cost of capital
- **G&A Expense**
  - Commitment to low G&A at <15 bps of GAV (or ~18 bps of AUM)
- **Interest Expense**
  - Committed to leverage at <6x, subject to timing of transactions

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

③ Full Year 2023 Guidance: Change in Pro Forma FFO per Share


~10% FFO growth in Same Store portfolio;
Expect positive FFO contribution from new acquisitions in 2024+ as AIR Edge is deployed
$2.41
$0.22
$2.19
$0.24
($0.02)
$0.02
($0.02)
$2.41
Share repurchases offset conversion of balance sheet to fixed rate and other items
2022 FFO per Share (Actual)
Impact of AIV Note Repayment
2022 Pro Forma Run Rate FFO per Share
Same Store Portfolio Growth
Acquisitions & Dispositions, Net (incl. Leverage Impact)
Share Repurchases (incl. Leverage Impact)
Q2 2022 Balance Sheet Restructuring & Other
2023 Pro Forma Run Rate FFO per Share (Midpoint)

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The most efficient and most effective way to allocate capital to multi-family real estate Appendix Locust on the Park Philadelphia, PA

A Investment Case for AIR Island Club Oceanside, CA

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

What makes AIR a compelling investment?

#	Theme	Details
1	Simple, predictable business model	• High-quality, stabilized multi-family portfolio with focus on same for external growth; no development risk • Emphasis on productivity: (i) AIR Edge and (ii) G&A at <15 bps of GAV drive highest FCF conversion rate • Low leverage
2	Diversification, focus, and strategy merit a low risk premium	• Diversified by geography, location (urban vs. suburban), and price point, in high-quality markets where demand generates continued organic growth, and customer incomes support profitable property upgrades • Focus on stable communities with high credit residents results in high retention levels, and revenue stability • Attractive growth profile with limited operating and financial risk
3	Market leading AIR Edge operating platform drives earnings growth	• Peer-leading[(1)] track record of cost control with (i) flat onsite controllable operating expenses and (ii) net G&A at <15 bps of GAV • Durable advantages of (i) NOI margin and (ii) lower net G&A results in highest conversion of Same Store Revenue to FCF, ~10% higher than peer average[(1)], which compounds over time
4	Disciplined capital allocation enhances FFO growth	• Substantial spread (~200 bps+) over our weighted average cost of capital ("WACC") required for investments – Recent investments underwritten at ~8-11% unlevered IRRs which compare to 2021 and 2022 property sales at expected IRRs of <7% • Access to the full spectrum of debt and equity capital, both public and private, for broadest choice with respect to the lowest WACC – Anticipate funding near-term growth through "paired trades" (*i.e.*, property sales and/or JVs)
5	Exceptional governance and fully aligned Management	• Refreshed and highly regarded Board is engaged in business and accessible to shareholders • Management has substantial holdings of AIR shares and compensation, primarily "at risk" and tied to relative TSR aligns CEO and management to drive value for shareholders
6	Attractive valuation	• Attractive absolute and relative valuation • A $100 investment in AIR by a taxable investor would have yielded $3.25 on a post-tax basis in 2022, or $0.83 (+34%) more than the peer average[(1)(2)]

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) AIR's dividend in 2022 was ~86% characterized as capital gain and ~14% as ordinary income. Peers averaged ~19% as capital gain and ~71% as ordinary income, with ~10% as return of capital. Assumed tax rates: (i) federal ordinary income of 37% (29.6% for qualified 199A income), (ii) federal LTCG of 20%, and (iii) federal 1250 recapture of 25%. A 3.8% Net Investment Income Tax and illustrative 6.65% state tax is added to each respective federal rate.

10

The most efficient and most effective way to allocate capital to multi-family real estate 1 Simple, predictable business model… Focus on high-quality, stabilized multi-family properties Eight core, high-quality US markets Organic growth through peer-leading(1) operating efficiency of the AIR Edge Conversion of rent to Free Cash Flow enhanced by net G&A at <15 bps of GAV Low leverage No development Active portfolio management based on clearly articulated view of cost of capital and returns required for external growth Target dividend payout ratio at ~75% of 2023 FFO (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA. 11

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

② Diversification, and stability of customer base limit operating risk… even in recession

- "Good neighbor" policies and stable work force promote relationship building and resident satisfaction
- Use of technology to enhance customer selection process

- **High-quality residents (i) prefer stable communities and compatible neighbors, (ii) value stable onsite teams, (iii) can afford higher rents (incl. for property upgrades), and (iv) reduce costs to AIR through high rates of renewal**
  - Drives financial stability and NOI margin performance
  - Positive community network effect attracts new demand
- **AIR fell less in 2020… recovered more in 2021… and sustained momentum in 2022… producing cumulative rent growth ~430 bps higher than Coastal peers[(2)]**
  - Guidance in 2023 suggests AIR's cumulative rent growth advantage expands to ~740 bps

Customer Satisfaction

- We ask our residents to grade our every interaction to ensure that we are customer-focused
- "World class" customer satisfaction ("CSAT")[(1)] scores of 4.26 (out of 5) in 2022 and 4.31 YTD
- TTM retention of 61.1%

AIR named in the Kingsley Elite Five in 2022, #2 among all operators and #1 for public REITs

Year-Over-Year Same Store Revenue Growth (%)[(2)]


2020
2021
2022
2023E Guidance
-2.4%
-3.0%
1.8%
1.7%
-2.4%
4.9%
10.2%
11.0%
12.4%
8.0%
5.4%
5.7%
AIR Communities
Coastal Peers
Sunbelt Peers

Same Store Revenue Growth (%)[(2)]


Indexed to 2019
126.8
118.1
110.7
2019
2020
2021
2022
2023 Midpoint Guidance
Expect ~740 bps outperformance relative to Coastal peers

(1) AIR CSAT score based on ~36K resident responses in 2022 and ~5K over the YTD. Kingsley Index is a proprietary index and is the standard for measuring customer satisfaction in the multi-family sector.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

12

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

③ The AIR Edge is our ability to provide exceptional service consistently due to our focus on culture, resident satisfaction, innovative technology, and continuous process improvement

- The AIR Edge is a durable operating advantage in driving organic growth, and scalable as our portfolio grows

Resident Selection

- Marketing and leasing focus on "good neighbor" qualities that promote community and satisfaction, and promote renewals by high-quality residents
- Use of technology to access market segments predisposed to be stable residents with longer than average tenure, and in turn income to pay higher rents if earned by CSAT

Revenue Management

- Pricing every unit, every day based on pipeline of prospective residents, and balancing supply and demand within markets
- Pricing determined at HQ, informed by coordination between offsite expert revenue management team member and local property management teams

Technology

- Artificial Intelligence ("AI") informs decision making at HQ
- Service technology platform allows for efficient work order completion and supports integration of robotics
- Smart home technology installed in all units – lowers turn, utility, and insurance costs, while boosting revenue and resident satisfaction

Staffing

- Stable and well paid service teams contribute to stable communities
- Work is redesigned and allocated to where it is most efficient and effective, increasing team satisfaction
- Shared sense of mission contributes to team morale and effectiveness

Capital Replacements

- Steady sustaining capital spending funds depreciation

Capital Enhancements

- Customer incomes support investment in property upgrades (e.g., remodeled kitchens and baths) underwritten based on incremental NOI over useful lives that produce IRRs > 10%


Physical Properties & Upgrades
IT & Technology
Real Time Analytics & Tools
AIR
COMMUNITIES
Organizational Design & Staffing
People & Culture
Passion for continuous improvement



13

The most efficient and most effective way to allocate capital to multi-family real estate 3 AIR Edge emphasis on productivity drives operating margin performance… Same Store COE Growth (%)(1) (Indexed to 2009) Indexed to 2009 Negative 10 bps CAGR measured over 13-years(1) 100.1 100.6 100.6 100.0 99.9 99.5 99.2 99.1 98.3 98.6 98.1 95.7 95.7 95.1 COE declined 10 bps in 2022 when the CPI measured 6.5% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 5-Year COE CAGR (%)(1)(2) 1-Year COE CAGR (%)(1)(2) 6.3% 4.8% 3.3% (+) Commitment to organizational 2.2% efficiency with net G&A at <15 bps of GAV 0.1% -0.1% AIR Communities Coastal Peer Avg. Sunbelt Peer Avg. (1) Controllable operating expense (“COE”) defined as total same-store operating expenses less taxes, insurance, and utilities. Peer analysis based on reported full year financials for 2017-2022. (2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA. 14

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

③ ...producing an efficient business model for public multi-family ownership

Same Store Revenue Growth (%)[1]

Diversification, and emphasis on stability ensures top-line performance across cycles


126.8
118.1
110.7
AIR COMMUNITIES
Indexed to 2019
2019
2020
2021
2022
2023 Midpoint Guidance

Same Store NOI Growth (%)[1]

AIR Edge has driven peer-leading[1] SSNOI margins for over 20+ consecutive quarters


129.6
121.0
107.9
AIR COMMUNITIES
2019
2020
2021
2022
2023 Midpoint Guidance

Free Cash Flow Growth (%)[1][2]

Commitment to low G&A provides considerable, durable advantage for AIR


123.6
121.3
100.1
AIR COMMUNITIES
2019
2020
2021
2022

AIR Communities | Coastal Peers | Sunbelt Peers

Focus creates outperformance in AIR's Same Store portfolio, while making possible acquisitions with attractive returns on a risk-adjusted basis

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Free Cash Flow Conversion defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow.

15

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

④ We employ a highly disciplined approach to capital allocation

- View of AIR's WACC, expressed as an unlevered IRR, is a range of ~7-8% informed by current markets
- A substantial spread to our WACC, generally ~200+ bps of IRR or more, is required for all investment activity

External Growth

- **Framework for assessing quality of target opportunities:**
  - *Markets:* Expected growth in local economies, submarket supply constraints, and predictable laws and regulations
  - *Portfolio:* Diversification across markets, type, and price point
  - *Rents:* Relative to local market averages
  - *Operations*: Ability to drive higher growth through the AIR Edge, especially when first added to our platform
- **Acquisitions must be accretive to near-term FFO**
  - Underwriting reflects deployment of the AIR Edge to ensure performance levels and returns are achieved
- **We will use leverage within a targeted range of ~5.0x to ~6.0x**

Capital Enhancements

- **Invest where the expected rent premium (relative to market) drives long-term value**
- **Long-term IRR minimum target of ~10% on average**
  - Equates to low double digit NOI yields

Share Repurchases

- **$317M shares repurchased in 2022 at an average price per share of $39.49**
  - Represents an unlevered IRR of >10%
- **Expect to continue share repurchases with incremental capital as part of a balanced program, and assuming long-term return hurdles are satisfied**

We aim to source capital from the broadest range, and develop a menu of low-cost options for AIR

Debt

- Bank debt: line of credit and term loans
- Corporate debt: private and public
- Secured debt including GSEs which are a source of low cost debt not available to other sectors

Equity

- Paired trades
  - Sale of lower rated properties
  - Sale of JV interest(s)
- Issuance of common shares / OP units

16

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

④ Investment results demonstrate the value of the AIR Edge

- Class of 2021[1] trending at low double-digit IRRs (vs. underwriting at ~9%)
- Execution of business plans driven by the AIR Edge expected to generate ~30% or higher uplift in property values[2]

Class of 2021 / 2022 / 2023 Underwritten NOI Yields[1][3]

Projected NOI Growth (%)		+20%	+13%	+7%	+3%


4.0%
4.8%
5.4%
5.8%
5.9%

Timing of NOI Growth Impact	Year 1	Year 2	Year 3	Year 4	Year 5
Align Rent with Submarket	✓				*Properties Expected to Revert to Market Trend Growth*
AIR Platform Onboarding	✓	✓			
Lease Roll Optimization		✓	✓		
Initial Capital Enhancements	✓	✓			
Capital Enhancements			✓	✓	

(1) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers.
(2) Property value uplift assumes that Year 1 NOI cap rate is used for valuation based on Year 3 NOI, net of capital.
(3) Reflects aggregated underwritten Year 1 to Year 5 NOI yield for each respective acquisition, inclusive of incremental capital spend.

17

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑤ Our Board has depth in expertise, and reflects a best-in-class approach to governance

Governance Highlights

- ✓ **Refreshed Board with five new independent directors in the last two years, with eight (of nine) independent**
  - Diverse and relevant expertise
  - Average independent director tenure of ~5 years, and age of 63
  - Directors elected annually
  - Chairman and CEO separated
- ✓ **Cannot stagger the Board without shareholder approval**
- ✓ **Shareholders will vote in 2023 on a charter amendment to reduce to a simple majority the threshold required to amend AIR's bylaws**
- ✓ **Shareholder proxy access and ability to call special meetings**
- ✓ **Majority vote standard (incl. director resignation in a majority against vote)**
- ✓ **Peer-leading[(1)] "Say on Pay" with highest level of support among multi-family peers over the last six years**
- ✓ **Direct engagement with ~70% of shareholders in 2022**

Experienced Board of Directors



Terry Considine
- Director since 1994
- CEO, AIR Communities
- Prior experience includes Chairman & CEO of Aimco through the December 2020 Separation
- In 1975, founded and managed predecessor companies that became Aimco at its IPO in 1994



Margarita Paláu-Hernández
- Director since 2021
- Founder and CEO, Hernández Ventures
- Nominated to serve as Representative of the US to the 73rd Session of the General Assembly of the UN with the personal rank of Ambassador
- Member of the Boards of Occidental, Xerox and Conduent
- Member of the Boards of Reagan UCLA Medical Center & Nat'l Museum of the American Latino at the Smithsonian



Thomas Keltner
- Director since 2007
- Prior experience includes EVP and CEO-Americas and Global Brands at Hilton Hotels, various leadership roles (incl. President, Brand Performance & Development) with Promus Hotels, various leadership roles with Holiday Inn Worldwide, President of Saudi Marriott Company, and management consulting with Cresap, McCormick & Paget



John Rayis
- Director since 2020
- Senior Strategic Advisor, Lockton
- Prior experience includes Partner, Tax, Skadden, Arps, Slate, Meagher & Flom LLP
- Adjunct Professor of Law at Stetson University College of Law and Member
- Member of the Board of The University of Chicago Medical Center



Thomas Bohjalian
- Director since 2021
- Prior experience incudes EVP and Senior Portfolio Manager, as well as Head of US Real Estate and Trading departments at Cohen & Steers where he was consistently ranked in the top decile of all real estate fund managers



Ann Sperling
- Director since 2018
- Prior experience includes Senior Director of Trammell Crow, President, Markets West of JLL, Managing Director of Catellus, and Senior Managing Director & Area Director of Trammell Crow
- Member of the Board of SmartRent, and Advisory Boards of Cadence Capital and the Gates Center for Regenerative Medicine



Kristin Finney-Cooke
- Director since 2021
- Managing Director, JP Morgan Multi Asset Solutions Group
- Prior experience includes Senior Consultant and Co-Chair of Diverse Manager Advisory Committee at NEPC, Principal at Mercer, and Credit Suisse First Boston
- Member of the Boards of Chicago State University Foundation and Ann & Robert Lurie Children's Hospital of Chicago Medical Center



Nina Tran
- Director since 2016
- CFO of Pacaso
- Prior experience includes CFO of Veritas Investments, CFO of Starwood Waypoint Residential Trust, various leadership roles focused on the merger integration of AMB and Prologis, and PricewaterhouseCoopers
- Member of the Board of American Assets Trust, and Advisory Board of the Asian Pacific Fund



Devin Murphy
- Director since 2020
- President, Phillips Edison & Company
- Prior experience includes Vice Chairman, Morgan Stanley, Global Head of Real Estate Investment Banking, Deutsche Bank, and various leadership roles at Morgan Stanley including Co-Head of US Real Estate Investment Banking and Head of Real Estate Private Capital Markets
- Member of the Board of CoreCivic

Recognized by Women's Forum of New York for having at least 30% of Board seats held by women

Recipient of 2022 Gender Balanced Board award from Boardbound by Women's Leadership Foundation

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

18

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑤ Exceptional, long-tenured Management team strengthened with new talent

Strong Management Alignment

- ✓ **90% of CEO compensation linked to performance with 100% of LTI based on 3-year forward relative TSR performance**
  - Other AIR executives have 66% of LTI "at risk" based on the same 3-year forward relative TSR
- ✓ **Required stock ownership of >5x base salary for our CEO, President/GC, and CFO, and 4x for other executive officers**
- ✓ **Peer-leading[(1)] "Say on Pay" with highest level of support among peers**

Historical "Say On Pay" Shareholder Support %[(1)]


98.5%
98.7%
97.9%
97.0%
98.2%
92.0%
93.2%
92.6%
92.6%
90.6%
2018
2019
2020
2021
2022
AIR
Peer Avg.

Director & Chief Executive Officer



Terry Considine
51+ Years of AIR Experience

President & General Counsel



Lisa Cohn
20+ Years of AIR Experience

President, Property Operations



Keith Kimmel
21+ Years of AIR Experience

Executive Vice President & Chief Financial Officer



Paul Beldin
14+ Years of AIR Experience

Core of executive management has spent the last 14+ years working together

Senior Vice President, Chief Corporate Responsibility Officer



Patti Shwayder
20+ Years AIR Experience

Executive Vice President, Strategy, Capital Allocation, & Co-CIO



John McGrath
8+ Years of AIR Experience

Executive Vice President, Co-CIO



Joshua Minix
Joined Q3 2021

Senior Vice President, Capital Markets



Matthew O'Grady
Joined Q4 2021

Identified gaps created by the Separation and strengthened ourselves with new talent to support transactions and external growth

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

19

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑥ Attractive valuation for AIR in current market environment

- **Common equity not currently an attractive source of capital for near-term growth**
  - Paired trades through property sales and/or joint ventures expected to provide the most attractive WACC
  - We will not pursue investments unless accretive to near-term FFO, and at a substantial IRR spread to our WACC


Premium / (Discount) to[1][2]
Gross Asset Value
Net Asset Value
-11.1%
-16.2%
-13.6%
-16.4%
-20.8%
-16.8%
AIR
Coastal Peers
Sunbelt Peers
Implied Trading Metrics[1][2]
Implied Cap Rate (%)
2023E FFO (x)
5.7%
5.8%
5.9%
15.3x
16.1x
16.8x
AIR Communities
Coastal Peers
Sunbelt Peers

(1) Per GSA and S&P Cap IQ as of 3/2/2023.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

20

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

⑥ Attractive dividend characteristics for tax sensitive investors

- **Target payout ratio for 2023 at ~75% of FFO**
  - Currently project a majority of the dividend will be taxed at capital gain rates, with remainder at ordinary income rates

Annualized Dividend Yield(1)(2)



4.8%
3.9%
3.5%
AIR
Coastal Peers
Sunbelt Peers

Illustrative Dividend Analysis(2)(3)

	AIR	Peer Average
Illustrative Investment	$100	$100
Average Dividend Yield	4.8%	3.8%
Pre-Tax Dividend	**$4.81**	**$3.76**
2022 Ordinary / Capital Gain / Return of Capital Split	14% / 86% / -%	71% / 19% / 10%
Illustrative Tax Impact ($)	(1.56)	(1.33)
Post-Tax Dividend	**$3.25**	**$2.42**



$3.25
$2.42
AIR
Peer Average

$0.83 higher yield (+34%) on a post-tax basis

(1) Per S&P Cap IQ as of 3/2/2023.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(3) AIR's dividend in 2022 was ~86% characterized as capital gain and ~14% as ordinary income. Peers averaged ~19% as capital gain and ~71% as ordinary income, with ~10% as return of capital. Assumed tax rates: (i) federal ordinary income of 37% (29.6% for qualified 199A income), (ii) federal LTCG of 20%, and (iii) federal 1250 recapture of 25%. A 3.8% Net Investment Income Tax and illustrative 6.65% state tax is added to each respective federal rate.

21

B Committed to Corporate Responsibility Township Residences Centennial, CO

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Commitment to corporate responsibility

- AIR's 2021-2022 Corporate Responsibility Report is posted to our updated corporate responsibility site

AIR ESG Highlights

Environmental

- Benchmarking to GRESB
- UN Sustainability Goals alignment
- Established targets for energy, water and GHG reduction by 2025
- Goal to certify 95% of portfolio with third parties by 2024
- Performing physical and transition risk analysis on the portfolio and new acquisitions
- Smart home technology to conserve energy and water use / monitor for leaks and other issues
- Disaster preparedness and proactive upgrades

Social

- AIR Gives volunteer program and commitment to service
- Good Neighbor policies
- Professional training and focus on internal promotion
- Healthcare and benefits, including industry leading parental leave and flexible hours
- Benefits for teammates deployed on active military duty
- Support for teammates seeking US citizenship
- Scholarships for children of teammates and for students living in affordable housing
- Support for teammates facing unexpected crises

Governance

- Corporate ESG policies
- Strict adherence to Code of Conduct and Ethics
- Transparency to shareholders and the public
- Corporate Responsibility Task Force
- Vendor and Supplier Code of Conduct to include ESG and adherence to ethics, health and safety measures.
- Board diverse in background and experience
- Board review of political and nonprofit contributions

Select Corporate Responsibility Goals

GRESB
SUSTAINALYTICS
SASB STANDARDS
SUSTAINABLE DEVELOPMENT GOALS

Select targets and goals include:

- Reduction in energy consumed – 15% energy intensive savings by 2025 over 2019 baseline
- Reduction in water consumed – 10% savings by 2025 over 2019 baseline
- 15% GHG savings over 2019 baseline by 2025
- Materiality Assessment of key stakeholders conducted in alignment with SASB
- Investment in teammates – promoting within and internal mobility at a minimum of 50%
- Ongoing assessment of ESG priorities through training, annual surveys, and outreach
- Continuing to achieve 4.25 or better annually for CSAT scores

Recent Awards / Updates

GRESB

GRESB score of 78
- "A" grade for ESG public disclosure and alignment with TCFD
- "Green Star" for overall Management and Performance
- Perfect score in social responsibility; near-perfect score in corporate governance

Kingsley Excellence

2023
Elite Five Multifamily Company; 2nd consecutive year

boardbound

2022
Gender Balanced Board

Top Work Places

2023
National Top Workplace Award; 2nd consecutive year

HEALTHIEST EMPLOYERS

2022
Healthiest Employer in Colorado

"We believe our work is more than a business. It's a high calling to serve others. The AIR Communities team takes seriously its responsibility to respect and care for our customers as neighbors, and each other as teammates. Our corporate DNA is defined by this mindset."

-Terry Considine, CEO, AIR Communities

23

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

We invest in our communities to create superior experiences for our residents…

CSAT Scores[(1)]


AIR CSAT Score
Kingsley Index
4.27
4.27
4.30
4.30
4.33
4.26
4.06
4.00
4.09
4.12
4.05
4.09
2017
2018
2019
2020
2021
2022

- **AIR is home to 55K+ residents across the US**
- **In 2020, AIR created a Resident Healthy Living Guide customized for each property to help support our residents live a healthy, balanced lifestyle**

AIR named in the Kingsley Elite Five in 2023 at #2 among all operators and #1 for public REITs for the 2nd consecutive year

… and to provide a great workplace for our 750+ teammates

- **Recognition by Energage as a Top Workplace in US for 11 consecutive years**
  - Top Workplace recognition received nationally, as well as in Denver, San Francisco Bay Area and Washington, D.C. markets
- **AIR Gives provides teammates with 15 paid hours each year to apply to volunteer activities of their choosing, and matches with charitable giving up to $15 per hour volunteered**


TOP WORK PLACES 2013
TOP WORK PLACES 2014
TOP WORK PLACES 2015
TOP WORK PLACES 2016
TOP WORK PLACES 2017
TOP WORK PLACES 2018
TOP WORK PLACES 2019
TOP WORK PLACES 2020
TOP WORK PLACES 2021
TOP WORK PLACES 2022
TOP WORK PLACES 2023

Highly Engaged Team

Nationwide team engagement score in 2022 was **4.42** (out of 5 stars) with 72% of teammates participating

AIR Gives

$1.4M	68%	$0.4M+
AIR Gives scholarship funds to 630 children of teammates since 2006	Increase in AIR Gives volunteerism in 2022	Raised in 2022 benefiting veterans and providing scholarships for students in affordable housing

(1) AIR CSAT score based on ~36K resident responses in 2022. The Kingsley Index is a proprietary index representing the industry standard for measuring customer satisfaction in the multi-family sector.

24

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

And we are committed to making our environmental impacts positive

- AIR has always operated our communities with a focus on cost optimization, efficiency, and customer experience
- 100% of all AIR apartment homes are equipped with smart home technology

Solar Energy

- Pursuing solar electric generation across the portfolio
- Over 380 EV charging ports have been installed across the portfolio, with another 1,076 underway

Energy Efficiency

- Tracking whole building performance data for ~60% of the portfolio in ENERGY STAR
- High efficiency LED lighting in all AIR communities
- Building automation systems installed at all high- and mid-rise buildings to optimize efficiency and reduce energy consumption

Water Conservation

- Low flow plumbing fixtures have been the standard for more than a decade
- Water leak sensors included in the smart home technology installed in all apartment homes
- All cooling towers in high-rise buildings are controlled to minimize evaporation
- All communities in California and Denver have smart irrigation systems installed

Climate Risk & Resilience

- Disaster preparedness program that guides all site teams on how to manage their property should a natural disaster occur
- Upgrades during renovations that include protections from storm damage and other impacts of natural disasters
- MSCI analysis of portfolio and acquisitions for physical and transition risks
- Excellent bottom line metric is that casualty claims are rare

65% of properties certified as sustainable

Goal to certify 95% of portfolio by the end of 2024

LEED® Certified
Ten buildings; 897,266 SF

IREM® Certified Sustainable
46 properties; 11,622,584 SF

NGBS Green Certified™
Four buildings; 398,069 SF

6,690,852 therms of natural gas conserved	**235,005,148** kWh of electricity saved through efficient fixtures	**923,922,393** gallons of water saved through efficiency	**169,730** Metric tons of GHG emissions avoided

25

C Additional AIR Background Avery Row Arlington, VA

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

AIR perspective on macroeconomic factors

Inflation

- 2022 has shown the ability of apartment owners (including AIR) to reprice rents in a high inflationary environment
- AIR's focus on efficiency expected to maintain stability in expenses
  - Expect ~1% increase COE in 2023
  - Track record of *negative* 10 bps annual growth in COE over 13-years
  - Commitment to net G&A expense at <15 bps of GAV (~18 bps based on AUM)
- Relative outperformance expected for apartment owners, and AIR in particular should inflation remain "higher for longer"

Possible Recession

- AIR's high-quality, diversified portfolio, and high credit resident base are well positioned should recession impact the US economy
  - Average and median household income of $227,000 and $158,000, respectively, in Q4
  - Rent-to-income ratio of 19% in the "A" portfolio (55% of GAV) and 22% in "B" in Q4
  - Resident FICO scores average 90 points higher than the national renter average
  - "B" portfolio positioned to attract price sensitive residents
- Experience of the Great Financial Crisis ("GFC") and pandemic provides context, but such severity is not expected
  - In GFC, bad debt increased 50 bps before reverting to then long-term trend of 60 bps in 17 months
  - Now returning to a new normal of <50 bps outside CA, and expected inside CA subject to sunset of eviction moratoria and timing of eviction proceedings

GFC

	AIR		Coastal Avg. (1)		Sunbelt Avg. (1)		Average
Year	SSRev	SSNOI	SSRev	SSNOI	SSRev	SSNOI	Unemployment
2008	2.1%	3.5%	3.6%	4.1%	1.8%	0.3%	5.8%
2009	**-2.5%**	**-4.2%**	**-2.9%**	**-4.7%**	**-2.2%**	**-3.8%**	**9.3%**
2010	-0.2%	0.2%	-1.3%	-2.5%	-1.3%	-2.4%	9.6%
2011	2.8%	5.3%	4.5%	6.8%	4.8%	6.0%	8.9%

Pandemic

	AIR		Coastal Avg. (1)		Sunbelt Avg. (1)		Average
Year	SSRev	SSNOI	SSRev	SSNOI	SSRev	SSNOI	Unemployment
2019	3.8%	4.3%	3.3%	3.5%	3.6%	4.3%	3.7%
2020	**-2.4%**	**-4.0%**	**-3.0%**	**-5.5%**	**1.8%**	**0.4%**	**8.1%**
2021	1.7%	1.6%	-2.4%	-4.8%	4.9%	5.5%	5.4%
2022E	10.3%	13.9%	11.0%	14.0%	12.4%	15.9%	3.6%

Interest Rates

- Exposure to Federal Reserve policies, and their broad market impact, mitigated through low leverage
- AIR has limited refunding *and* repricing risk with no maturities until Q2 2025
- Floating rate exposure measured at 4% of total leverage

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

27

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Calculation of Same Store Revenue to Free Cash Flow Conversion %(1)

($ in 000s, unless noted)	AIR	ESS	UDR	EQR	AVB	CPT	MAA
				2022 Actuals			
Same Store Revenue (GAAP)	**$544,538**	**$1,479,975**	**$1,330,981**	**$2,533,577**	**$2,224,125**	**$1,144,659**	**$1,924,709**
Same Store NOI (GAAP)	$404,949	$1,047,379	$926,831	$1,731,286	$1,540,390	$753,204	$1,242,695
Property Management, Net	(22,895)	(29,565)	(44,130)	(110,304)	(114,292)	(25,929)	(65,463)
General & Administrative	(18,481)	(56,577)	(64,144)	(58,710)	(74,064)	(60,413)	(58,833)
SS Revenue Converted to Free Cash Flow	**$363,573**	**$961,237**	**$818,557**	**$1,562,272**	**$1,352,034**	**$666,862**	**$1,118,399**
SS Revenue FCF Conversion %	**67%**	**65%**	**62%**	**62%**	**61%**	**58%**	**58%**
				Average	**62%**		**58%**
				Implied Revenue % Increase for Breakeven with AIR	**7%**		**15%**
				2021 Actuals			
Same Store Revenue (GAAP)	**$494,328**	**$1,336,080**	**$1,193,540**	**$2,291,604**	**$2,005,433**	**$1,029,585**	**$1,695,234**
Same Store NOI (GAAP)	$355,300	$919,315	$811,314	$1,517,100	$1,360,449	$656,985	$1,061,572
Property Management, Net	(25,241)	(27,073)	(32,438)	(98,155)	(98,646)	(20,318)	(55,732)
General & Administrative	(14,087)	(51,838)	(57,541)	(56,506)	(69,611)	(59,368)	(52,884)
SS Revenue Converted to Free Cash Flow	**$315,972**	**$840,404**	**$721,335**	**$1,362,439**	**$1,192,192**	**$577,299**	**$952,956**
SS Revenue FCF Conversion %	**64%**	**63%**	**60%**	**59%**	**59%**	**56%**	**56%**
				Average	**61%**		**56%**
				Implied Revenue % Increase for Breakeven with AIR	**6%**		**14%**

AIR Communities | **Coastal Peer Avg.** | **Sunbelt Peer Avg.**

(1) Free Cash Flow Conversion defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow.

28

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Financial risk reduced by a flexible, low leverage balance sheet

Balance Sheet Highlights

- **De-leveraging fully achieved**
  - 4% floating rate exposure[1]
  - Weighted average refunding and repricing risk of 6.3 and 6.8 years, respectively
  - 4.1% weighted average interest rate
  - $7.6B of unencumbered properties
- **$814M of available liquidity**
  - Significant cushion under LoC covenants
- **Awarded first-time Baa2 investment grade issuer rating in Q4 2022 from Moody's**

AIR Debt Profile ($M)[1]

Repricing Schedule

- *Wtd. avg. repricing duration of 6.8 years after $830M of interest rate swaps placed in Q2 2022*


$-
$100
$286
$399
$438
$569
$350
$268
$149
$267
$377
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033+

Refunding Schedule

- *$600M of 2025 maturities relate to term loans with repricing risk extended to 2027 through interest rate swaps*
- *To extend wtd. avg. maturity and better balance its refunding ladder, AIR is considering extending the duration, or refinancing the term loans maturing in 2025*


No debt maturing before Q2 2025
$-
$-
$886
$479
$228
$129
$200
$268
$149
$267
$377
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033+

BBB / Baa2	6.05x	$7.6B	28%
S&P / Moody's Ratings	Net Leverage to EBITDA[1]	Unencumbered Property Pool	Net Leverage to GAV[2]

(1) Floating rate exposure excludes leverage subject to interest rate caps.
(2) Reflects AIR total asset value assuming GSA Total Assets as of 12/31/2022.

29

The most efficient and most effective way to allocate capital to multi-family real estate Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2023 results, including but not limited to: Pro forma FFO and selected components thereof; AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; expectations regarding dispositions and the use of proceeds thereof; expectations regarding acquisitions; and liquidity and leverage metrics. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including inflation, the pace of job growth and the level of unemployment; the timing and effects of acquisitions and dispositions; changes in operating costs, insurance risks, including the cost of insurance, and those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2021, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIRs financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances.